Exhibit 99.3

                   Unaudited Pro Forma Condensed Consolidated
                              Financial Statements

                         First Defiance Financial Corp.
                           The Leader Mortgage Company

On April 10, 1998, The Leader Mortgage Company ("Leader") entered into an Agreement and Plan of Reorganization (the "Agreement") with First Defiance Financial Corp. ("FDFC") whereby Leader would retire all of the issued and outstanding Preferred Shares, $100 par value, for $114,894 and FDFC would then acquire all of the outstanding Class A and Class E stock of Leader for $32,935,106 plus an additional $2,000,000, payable upon satisfactory resolution of certain contingencies within two years of the effective date (the "Merger"). In addition, FDFC will pay up to an additional $4,500,000 in retention and non-compete payments to certain key employees. Shareholders of Leader approved the Agreement at a special meeting on June 15, 1998, and the Merger was completed on July 1, 1998, the effective date. The Merger was accounted for under the purchase method of accounting.

FDFC has a fiscal year end of December 31 and Leader has a fiscal year end of September 30. Accordingly, the unaudited pro forma condensed consolidated statement of income for the six months ended June 30, 1998, presents the historical results of operations of FDFC for the six months ended June 30, 1998, combined with the historical results of operations for Leader for the six months ended March 31, 1998, and the unaudited pro forma condensed consolidated statement of income for the year ended December 31, 1997, presents the historical results of operations of FDFC for the year ended December 31, 1997, combined with the historical results of operations of Leader for the year ended September 30, 1997, both as if the Merger had occurred as of the beginning of the respective periods. The unaudited pro forma condensed consolidated balance sheet as of June 30, 1998, presents the historical balance sheet of FDFC as of June 30, 1998, combined with the historical balance sheet of Leader as of March 31, 1998, as if the Merger occurred on June 30, 1998.

For purposes of the pro forma condensed consolidated financial statements, the purchase price of Leader has been allocated to the acquired net assets based on information currently available with regard to the values of such net assets. Pro forma adjustments have been made only for those assets and liabilities which, based solely on preliminary estimates, may have fair values different from historical amounts. As such, final adjustments to recorded amounts may differ from the pro forma adjustments presented herein.

The pro forma financial information presented are not necessarily indicative of the results of operations that would have resulted had the Merger been consummated at the beginning of the periods presented, nor is it necessarily indicative of the results of operations of future periods. The pro forma financial information should be read in connection with the note thereto.

                                      First Defiance Financial Corp.

                                       The Leader Mortgage Company

                         Unaudited Pro Forma Condensed Consolidated Balance Sheet
                                             at June 30, 1998

                                              (In Thousands)



                                                      FDFC           Leader             Pro Forma
                                                    June 30,        March 31,     ----------------------
                                                      1998            1998        Adjustments  Combined
                                                   ---------       ----------     ----------------------
Assets
Cash and cash equivalents:
   Cash and amounts due from
     depository institutions .................     $  5,666        $  3,007                     $  8,673
                                                   --------        --------     --------        --------
                                                      5,666           3,007                        8,673
Securities:
   Marketable securities .....................                          257                          257
   Available-for-sale, carried at fair value .       66,670                                       66,670
   Held-to-maturity, carried at amortized cost
     (approximate fair value $16,977 at
     June 30, 1998) ..........................       16,660                                       16,660
                                                   --------        --------     --------        --------
                                                     83,330             257                       83,587
Loans held for sale (at lower of cost
   or fair value, approximate fair value
   $3,358 at June 30, 1998) ..................        3,309          97,479                      100,788
Loans receivable, net ........................      462,229                                      462,229
Mortgage servicing rights ....................                       47,540     $ 22,574 (1)      70,114
Goodwill .....................................                                     8,697 (2)       8,697
Accrued interest receivable ..................        3,293                                        3,293
Federal Home Loan Bank Stock .................        3,901                                        3,901
Office properties and equipment ..............       18,114             885                       18,999
Deferred federal income taxes ................          234                                          234
Other assets .................................        2,048          10,204                       12,252
                                                   --------        --------     --------        --------

Total assets .................................     $582,124        $159,372     $ 31,271        $772,767
                                                   ========        ========     ========        ========

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
                                            First Defiance Financial Corp.

                                             The Leader Mortgage Company

                         Unaudited Pro Forma Condensed Consolidated Balance Sheet--Continued


                                                             FDFC         Leader                  Pro Forma
                                                            June 30,      March 31,    -----------------------------
                                                             1998          1998           Adjustments      Combined
                                                          ---------      ----------    -----------------------------
Liabilities and stockholders' equity
Deposits ............................................     $ 404,493                                       $ 404,493
Advances from Federal Home Loan Bank and other
  borrowings ........................................        66,140      $ 141,355      $  34,935 (3)       242,430
Other liabilities ...................................         8,219          4,179          8,578 (1)
                                                                                              850 (4)        21,826
Subordinated Debt ...................................                          746                              746
                                                          ---------      ---------      ---------         ---------
Total liabilities ...................................       478,852        146,280         44,363           669,495
                                                          ---------      ---------      ---------         ---------

Stockholders' Equity:
Preferred stock .....................................                           90            (90) (5)
Common stock ........................................            82            176           (176) (5)           82
Additional paid-in capital ..........................        62,536            412           (412) (5)       62,536
Stock acquired by ESOP ..............................        (4,196)                                         (4,196)
Stock acquired by Management
   Recognition Plan .................................        (1,111)                                         (1,111)
Net unrealized losses on available-for-
   sale securities, net of income taxes of $7 at June
   30, 1998 .........................................           (14)                                            (14)
Retained earnings - substantially restricted ........        45,975         15,191        (15,191) (5)       45,975
Treasury ............................................                       (2,777)         2,777  (5)
                                                          ---------      ---------      ---------         ---------
Total stockholders' equity ..........................       103,272         13,092        (13,092)          103,272
                                                          ---------      ---------      ---------         ---------

Total liabilities and stockholders' equity ..........     $ 582,124      $ 159,372      $  31,271         $ 772,767
                                                          =========      =========      =========         =========

        Notes To Unaudited Pro Forma Condensed Consolidated Balance Sheet
                                at June 30, 1998

                                 (In Thousands)


1. Represents the mark to market adjustment of $22,574 to adjust the carrying amount of the mortgage servicing rights to fair value and the related effect on deferred taxes of $8,578.

2. Represents the excess of the purchase price paid for Leader over the fair market value of the tangible and identifiable assets acquired and the fair value of the liabilities assumed (goodwill) under the purchase method of accounting. Goodwill is assumed to amortize on a straight-line basis over 20 years.

     The merger consideration of $34,935 was allocated as follows:


                    Mortgage servicing rights     $ 22,574
                    Goodwill ................        8,697
                    Transaction costs .......         (850)
                    Deferred taxes ..........       (8,578)
                    Elimination of net assets       13,092
                                                  --------

                    Purchase price ..........     $ 34,935
                                                  ========

3 Represents borrowings of $34,935 to fund the purchase at a rate of 5.75%. Each 1/8% change in interest rates would result in a change in interest expense of approximately $44 per year and $22 per six month period and result in a change in net income of approximately $27 per year and $14 per six month period.

4. Represents accruals for other Merger related costs such as professional fees including investment banker, accountants and attorneys fees of $850.

5. Represents the elimination of the stockholders' equity of Leader under the purchase method of accounting.

                                First Defiance Financial Corp.

                                 The Leader Mortgage Company

                Unaudited Pro Forma Condensed Consolidated Statement of Income

                            For the Six Months Ended June 30, 1998

                                        (In Thousands)


                                           For the Six Months Ended
                                            June 30,     March 31,
                                             1998          1998
                                          -------------------------        Pro Forma
                                                                    ------------------------
                                             FDFC        Leader     Adjustments     Combined
                                           --------     --------      --------      --------
Interest income:
   Mortgage and other loans ..........     $ 19,647     $  4,157                    $ 23,804
   Investment securities .............        3,005                                    3,005
   Deposits with banks ...............           12                                       12
                                           --------     --------      --------      --------
Total interest income ................       22,664        4,157                      26,821

Interest expense:
   Deposits ..........................        9,180                                    9,180
   Federal Home Loan Bank advances and
     other borrowings ................        1,935        4,856      $  1,004 (1)     7,795
                                           --------     --------      --------      --------
Total interest expense ...............       11,115        4,856         1,004        16,975
                                           --------     --------      --------      --------

Net interest income ..................       11,549         (699)       (1,004)        9,846
Provision for loan losses ............          688          383                       1,071
                                           --------     --------      --------      --------
Net interest income after provision
   for loan losses ...................       10,861       (1,082)       (1,004)        8,775

Non-interest income:
   Service fees and other charges ....          594       12,630                      13,224
   Dividends on Federal Home Loan Bank          137                                      137
   Other .............................          338          393                         731
                                           --------     --------      --------      --------
                                              1,069       13,023                      14,092

                                First Defiance Financial Corp.

                                  The Leader Mortgage Company

                Unaudited Pro Forma Condensed Consolidated Statement of Income

                       For the Six Months Ended June 30, 1998--Continued

                                        (In Thousands)


                                           For the Six Months Ended
                                           June 30,    March 31,
                                             1998       1998
                                           -------------------------        Pro Forma
                                                                     ------------------------
                                             FDFC      Leader        Adjustments    Combined
                                          --------     --------      -----------    --------
Non-interest expense:
   Amortization of servicing rights .                     3,011            941 (2)     3,952
   Compensation and benefits ........        3,770        3,756            642 (3)     8,168
   Loss on foreclosures .............                       364                          364
   Occupancy ........................          840          316                        1,156
   SAIF deposit insurance premiums ..          122                                       122
   State franchise tax ..............          618                                       618
   Data processing ..................          471                                       471
   Mobile home loan servicing .......          255                                       255
   Other ............................        1,246        2,485            217 (4)     3,948
                                          --------     --------       --------      --------
                                             7,322        9,932          1,800        19,054
                                          --------     --------       --------      --------

Income before income taxes ..........        4,608        2,009         (2,804)        3,813
Income tax expense ..................        1,555          855           (983)        1,427
                                          --------     --------       --------      --------

Net income ..........................     $  3,053     $  1,154       $ (1,821)     $  2,386
                                          ========     ========       ========      ========

Earnings per share:
   Basic ............................     $   0.40                                  $   0.32
   Diluted ..........................     $   0.39                                  $   0.30
Average number of shares outstanding:
   Basic ............................        7,553                                     7,553
   Diluted ..........................        7,907                                     7,907

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
                                     First Defiance Financial Corp.

                                      The Leader Mortgage Company

                    Unaudited Pro Forma Condensed Consolidated Statements Of Income

                                  For The Year Ended December 31, 1997

                                             (In Thousands)


                                                    For the Year Ended
                                               December 31,  September 30,
                                                   1997         1997
                                                 -------------------------
                                                                                    Pro Forma
                                                                           ---------------------------
                                                   FDFC        Leader      Adjustments       Combined
                                                 -----------------------------------------------------
Interest income:
   Mortgage and other loans ................     $ 37,302     $  1,461                       $ 38,763
   Investment securities ...................        6,458                                       6,458
   Deposits with banks .....................           98                                          98
                                                 --------      --------      --------        --------
Total interest income ......................       43,858        1,461                         45,319

Interest expense:
Deposits ...................................       17,992                                      17,992
Federal Home Loan Bank advances and other
   borrowings ..............................        3,395        2,318      $  2,009 (1)        7,722
                                                 --------     --------      --------         --------
Total interest expense .....................       21,387        2,318         2,009           25,714
                                                 --------      --------      --------        --------

Net interest income ........................       22,471         (857)       (2,009)          19,605
Provision for loan losses ..................        1,613                                       1,613
                                                 --------     --------      --------         --------

Net interest income after provision
   for loan losses .........................       20,858         (857)       (2,009)          17,992

Non-interest income:
   Service fees and other charges ..........        1,036       18,245                         19,281
   Dividends on Federal Home Loan Bank stock          242                                         242
   Net gain on sale of available-for-sale
     securities ............................          103                                         103
   Other ...................................          246        3,878                          4,124
                                                 --------     --------      --------         --------
                                                    1,627       22,123                         23,750

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
                                     First Defiance Financial Corp.

                                      The Leader Mortgage Company

                    Unaudited Pro Forma Condensed Consolidated Statements of Income

                             For the Year Ended December 31,1997--Continued

                                             (In Thousands)


                                                      For the Year Ended
                                                  December 31,   September 30,
                                                      1997           1997
                                                 ------------------------------
                                                                                       Pro Forma
                                                                              ---------------------------

                                                      FDFC          Leader    Adjustments       Combined
                                                 --------------------------------------------------------
Non-interest expense:
   Amortization of servicing rights ..........                       4,639         1,881 (2)      6,520
   Compensation and benefits .................         7,905         7,075         1,283 (3)     16,263
   Loss on foreclosures ......................                         963                          963
   Occupancy .................................         1,241           542                        1,783
   SAIF deposit insurance premiums ...........           194                                        194
   State franchise tax .......................         1,101                                      1,101
   Data processing ...........................           780                                        780
   Mobile home loan servicing ................           457                                        457
   Other .....................................         2,415         4,368           435 (4)      7,218
                                                    --------      --------      --------       --------
                                                      14,093        17,587         3,599         35,279
                                                    --------      --------      --------       --------

Income (loss) before income taxes ............         8,392         3,679        (5,608)         6,463
Income tax expense ...........................         2,985         1,251        (1,966)         2,270
                                                    --------      --------      --------       --------

Net income ...................................      $  5,407      $  2,428      $ (3,642)      $  4,193
                                                    ========      ========      ========       ========

Earnings per share:
   Basic .....................................      $   0.65                                   $   0.50
   Diluted ...................................      $   0.62                                   $   0.48

Average number of shares outstanding:
   Basic .....................................         8,360                                      8,360
   Diluted ...................................         8,706                                      8,706

                         First Defiance Financial Corp.
                           The Leader Mortgage Company

               Notes To Unaudited Pro Forma Condensed Consolidated
       Statements of Income for the Six Months Ended June 30, 1998 and the
                           Year Ended December 31,1997
                                 (In Thousands)


FDFC expects to achieve operating cost savings primarily through the utilization of lower cost sources of funding, consolidation of back office functions and elimination of redundant professional fees, and other redundant expenses. The operating cost savings are expected to be achieved in various amounts at various times during the years subsequent to the acquisition of Leader and not ratably over, or at the beginning or end of, such periods. No adjustment has been reflected in the Unaudited Pro Forma Combined Condensed Statement of Income for the year ended December 31, 1997, or for the six months ended June 30, 1998, for the anticipated cost savings.

1. Represents borrowings of $34,935 to fund the purchase at a rate of 5.75%. Each 1/8% change in interest rates would result in a change in interest expense of approximately $44 per year and $22 per six month period and result in a change in net income of approximately $27 per year and $14 per six month period.

2. Represents amortization of mark-to-market adjustments related to mortgage servicing rights.

3. Represents compensation expense associated with 4,500 in retention and noncomplete payments to certain key employees covering periods of up to four years. The expenses will be in addition to recurring compensation costs and are directly attributable to the merger.

4.   Represents amortization of goodwill of over 20 years.